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                                                                    EXHIBIT 10.2


                             All references herein to numbers of shares already take into account and give effect to the 2.35-for-1 stock split effected in March 1996.


                            SIBIA NEUROSCIENCES, INC.
                          (FORMERLY "THE SALK INSTITUTE
                   BIOTECHNOLOGY/INDUSTRIAL ASSOCIATES, INC.")

                 1996 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                          ADOPTED ON FEBRUARY 22, 1996
                          AMENDED ON FEBRUARY 26, 1997
                             AMENDED ON JUNE 5, 1997


1.       PURPOSE.

         (a) The purpose of the 1996 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which certain directors of SIBIA Neurosciences, Inc., a Delaware corporation (the "Company"), who are not otherwise employees of the Company or of any Affiliate of the Company (a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

         (c) The Company, by means of the Plan, seeks to retain the services of certain persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.       ADMINISTRATION.

         (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).



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         (b) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate two hundred thirty-five thousand (235,000) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

          (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4. ELIGIBILITY. Options shall be granted only to Non-Employee Directors of the Company.

5.       NON-DISCRETIONARY GRANTS.

         (a) Each person who for the first time becomes a Non-Employee Director automatically shall be granted, upon the date of his or her initial election to be a Non-Employee Director by the Board or stockholders of the Company, an option to purchase ten thousand (10,000) shares of common stock of the Company on the terms and conditions set forth herein.

         (b) On the date of each annual meeting of the stockholders of the Company commencing with the 1997 annual meeting of stockholders of the Company, each person who is




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then a Non-Employee Director immediately following such meeting (other than a person who receives a grant under subparagraph 5(a) on such date) automatically shall be granted an option to purchase three thousand (3,000) shares of common stock of the Company on the terms and conditions set forth herein; provided, however, that in lieu of such three thousand (3,000) share grant, a Non-Employee Director who is the Chairman of the Board immediately following such meeting automatically shall be granted an option to purchase an aggregate of five thousand (5,000) shares of the common stock of the Company on the terms and conditions set forth herein.

6. OPTION PROVISIONS.

     Each option shall be subject to the following terms and conditions:

         (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ten (10) years from the date of grant (the "Expiration Date"). If the optionee's status as a Non-Employee Director terminates for any reason or for no reason, then the option shall terminate on the date that is ninety (90) days following such termination; provided, however, that if such termination is due to the optionee's death, the option shall terminate on the date that is twelve (12) months following the date of the optionee's death. Except as provided in subparagraph 6(h), in any and all circumstances, an option may be exercised following any such termination only as to that number of shares as to which it was exercisable under the provisions of subparagraph 6(e) on the date of such termination.

         (b) The exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted.

         (c) Payment of the exercise price of each option is due in full in cash upon any exercise, provided that an option may be exercised pursuant to a program developed under Regulation T as



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 promulgated by the Federal Reserve Board
which results in the receipt of cash (or check) by the Company prior to the issuance of shares of the Company's common stock.

         (d) An option shall not be transferable except as provided in the stock option agreement evidencing such option and any amendments thereto or by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3"), and shall be exercisable during the lifetime of the person to whom the option is granted only by such person (or by his or her guardian or legal representative) or transferee pursuant to such an order. Notwithstanding the foregoing, the optionee may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

         (e) Except as provided in subparagraph 6(h), options shall become exercisable ("vest") as follows: one-half (1/2) of the shares subject to each option shall be deemed vested on the date of grant and the remaining one-half (1/2) of the shares subject to each option shall vest on the first anniversary of the date of grant so long as (with respect to the shares vesting on such anniversary) the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director, whereupon such option shall become fully exercisable in accordance with its terms.

         (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and
(ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account




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and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws. The Company may require any optionee to provide such other representations, written assurances or information which the Company determines is necessary, desirable or appropriate to comply with applicable securities laws as a condition of granting an option to the optionee or permitting the optionee to exercise the option. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

         (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

         (h) Notwithstanding anything contained herein to the contrary, in the event of a Change of Control, then to the extent permitted by applicable law:
(1) any surviving or acquiring corporation or an Affiliate of such corporation shall assume any options outstanding under the Plan or shall substitute similar options (including an option to acquire the same consideration paid to the stockholders in the transaction described in this subsection 6(h)) for those outstanding under the Plan, or (2) such options shall continue in full force and effect. If options are assumed,



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substituted, or continue in full force and effect, then the vesting and exercisability of such options shall be accelerated in full if the holder's Continuous Status as a Director of the Company terminates for any reason or for no reason, within twelve (12) months following the date of the Change of Control. In the event any surviving or acquiring corporation or its Affiliate refuses or is not permitted under applicable law to assume such options or to substitute similar options for those outstanding under the Plan, then the vesting and exercisability of such options shall be accelerated in full prior to the Change of Control and such options shall be terminated if not exercised at or prior to such Change of Control; provided, however, that if such Change of Control occurs as the result of an event described in clause (4) or clause (5) of this subparagraph (h), then the holders of any options outstanding under the Plan shall have fifteen (15) days from the date of such Change of Control to exercise such options, after which time such options shall be terminated. In the event of a dissolution or liquidation of the Company, any options outstanding under the Plan shall terminate if not exercised at or prior to such event.

     For purposes of this subparagraph (h), the following terms shall have the meanings set forth below:

     "CHANGE OF CONTROL" means any one of the following:

          (1) a sale of all or substantially all of the assets of the Company;

          (2) a merger or consolidation in which the Company is not the surviving corporation (other than a transaction the principal purpose of which is to change the state of the Company's incorporation or a transaction in which the voting securities of the Company are exchanged for beneficial ownership of at least 50% of the voting securities of the controlling acquiring corporation);



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          (3) a merger or consolidation in which the Company is the surviving corporation and less than 50% of the voting securities of the Company which are outstanding immediately after the consummation of such transaction are beneficially owned, directly or indirectly, by the persons who owned such voting securities immediately prior to such transaction;

          (4) any transaction or series of related transactions after which any person (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), other than any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of the Company, becomes the beneficial owner of voting securities of the Company representing 50% or more of the combined voting power of all of the voting securities of the Company.

          (5) during any period of two consecutive years, individuals who at the beginning of such period constitute the membership of the Company's Board of Directors ("Incumbent Directors") cease for any reason to have authority to cast at least a majority of the votes which all directors on the Board of Directors are entitled to cast, unless the election, or the nomination for election by the Company's stockholders, of a new director was approved by a vote of at least two-thirds of the votes entitled to be cast by the Incumbent Directors, in which case such director shall also be treated as an Incumbent Director in the future; or

          (6) the liquidation or dissolution of the Company.

7. COVENANTS OF THE COMPANY.

          (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.



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          (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8. USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9. MISCELLANEOUS.

     (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

     (b) Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the shareholders of the Company provided for in the Bylaws of the Company and such other information regarding the Company as the holder of such option may reasonably request.



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     (c) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or shall affect any right of the Company, its Board or stockholders or any Affiliate to remove any Non-Employee Director pursuant to the Company's Bylaws and the provisions of the Delaware General Corporation Law (or the applicable laws of the Company's state of incorporation or the state in which the Company's principal business offices are located) with or without cause.

     (d) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

     (e) In connection with each option granted pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to an Non-Employee Director, or to evidence the removal or lapse of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

     (f) As used in this Plan, "fair market value" means, as of any date, the value of the common stock of the Company determined as follows:

               (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the fair market value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of




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determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

               (ii) If the common stock is quoted on Nasdaq (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the fair market value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

               (iii) In the absence of an established market for the common stock, the fair market value shall be determined in good faith by the Board.

10. ADJUSTMENTS UPON CHANGES IN STOCK.

          (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split (other than the 2.35 for 1 stock split effected in March
1996), liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

          (b) In the event of: (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving




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corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then to the extent not prohibited by applicable law, the time during which options outstanding under the Plan may be exercised shall be accelerated prior to such event and the options terminated if not exercised after such acceleration and at or prior to such event.

11.  AMENDMENT OF THE PLAN.

          (a) The Board at any time, and from time to time, may amend the Plan and/or some or all outstanding options granted under the Plan, provided, however, that the Board shall not amend the plan more than once every six (6) months with respect to the provisions of the Plan which relate to the amount, price and timing of grants, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder. Except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:



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               (i) Increase the number of shares which may be issued under the
Plan; or

               (ii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3 or Section 162(m) of the Internal Revenue Code.

          (b) Rights and obligations under any option granted before any amendment of the Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and
(ii) such person consents in writing.

12.   TERMINATION OR SUSPENSION OF THE PLAN.

          (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the date that is ten (10) years after the Effective Date. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

          (b) Rights and obligations under any option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

          (c) The Plan shall terminate upon the occurrence of any of the events described in Section 10(b) above.

13.   EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

          (a) The Plan shall become effective on the Effective Date, subject to the condition that the Plan be approved by the stockholders of the Company.

          (b) No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.


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